
<ARTICLE> 5
<LEGEND>
This schedule contains summary financial information extracted from Service
Merchandise Company, Inc. Form 10-Q for the Six Periods Ended
July 2, 1995 and is qualified in its entirety by reference to such financial statements and accompanying notes to the financial statements detailed in
Part I of the Form 10-Q.
</LEGEND>
<MULTIPLIER> 1,000

<PERIOD-TYPE>                   6-MOS
<FISCAL-YEAR-END>                          DEC-31-1995
<PERIOD-START>                              JAN-2-1995
<PERIOD-END>                                JUL-2-1995
<CASH>                                          23,565
<SECURITIES>                                         0
<RECEIVABLES>                                   48,574
<ALLOWANCES>                                     3,213
<INVENTORY>                                  1,125,064
<CURRENT-ASSETS>                             1,235,020
<PP&E>                                       1,186,499
<DEPRECIATION>                                 559,030
<TOTAL-ASSETS>                               1,886,300
<CURRENT-LIABILITIES>                          946,464
<BONDS>                                        621,464
<COMMON>                                        99,654<F1>
<PREFERRED-MANDATORY>                                0
<PREFERRED>                                          0
<OTHER-SE>                                     263,918
<TOTAL-LIABILITY-AND-EQUITY>                 1,886,300
<SALES>                                      1,602,004
<TOTAL-REVENUES>                             1,602,004
<CGS>                                        1,218,416
<TOTAL-COSTS>                                1,218,416
<OTHER-EXPENSES>                               383,340<F2>
<LOSS-PROVISION>                                     0
<INTEREST-EXPENSE>                              36,576
<INCOME-PRETAX>                               (36,328)
<INCOME-TAX>                                  (14,168)
<INCOME-CONTINUING>                           (22,160)
<DISCONTINUED>                                       0
<EXTRAORDINARY>                                      0
<CHANGES>                                            0
<NET-INCOME>                                  (22,160)
<EPS-PRIMARY>                                   (0.22)
<EPS-DILUTED>                                   (0.22)

<F1>Amount represents the number of shares of $.50 par value common stock issued and outstanding.
<F2>Amount includes I) depreciation and amortization and II) selling, general and administrative expenses.

